Exhibit 10.55

Execution Copy

DATED January 1, 2011

(1)	QIHOO 360 TECHNOLOGY COMPANY LIMITED
(2)	QIZHI SOFTWARE (BEIJING) CO., LTD.
(3)	BEIJING 3G3W SCIENCE & TECHNOLOGY CO., LTD.
(4)	BEIJING QIBU TIANXIA TECHNOLOGY CO., LTD.
(5)	BEIJING QIHU TECHNOLOGY COMPANY LIMITED
(6)	QIHOO 360 SOFTWARE (BEIJING) COMPANY LIMITED
(7)	SHANGHAI QITAI NETWORK TECHNOLOGY CO., LTD.
(8)	BEIJING STAR WORLD TECHNOLOGY COMPANY LIMITED
(9)	YOUNG VISION GROUP LIMITED
(10)	SHAREHOLDERS OF YOUNG VISION GROUP LIMITED
(11)	GLOBAL VILLAGE ASSOCIATES LIMITED
(12)	SHAREHOLDER OF GLOBAL VILLAGE ASSOCIATES LIMITED
(13)	THE PERSONS NAMED AS SPECIAL MANAGERS AND SPECIAL DIRECTOR ON THE SIGNATURE PAGES HERETO
and
(14)	SEQUOIA CAPITAL CHINA I, L.P.
(15)	SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.
(16)	SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.
(17)	CDH NET TECHNOLOGY LIMITED
(18)	GMO VENTUREPARTNERS INVESTMENT LIMITED PARTNERSHIP
(19)	IDG TECHNOLOGY VENTURE INVESTMENT III, LP
(20)	JOINWAY INVESTMENTS LIMITED
(21)	MATRIX PARTNERS VII, L.P.
(22)	WESTON & CO. VII LLC
(23)	REDPOINT VENTURES III, L.P.
(24)	REDPOINT ASSOCIATES III, LLC
(25)	HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP
(26)	HIGHLAND CAPITAL PARTNERS VI-B LIMITED PARTNERSHIP
(27)	HIGHLAND ENTREPRENEURS’ FUND VI LIMITED PARTNERSHIP
(28)	TRUSTBRIDGE PARTNERS III, L.P.
(29)	ZERO2IPO CHINA FUND II, L.P.
(30)	IDG TECHNOLOGY VENTURE INVESTMENT IV, LP
(31)	CEYUAN VENTURES II, L.P.
(32)	CEYUAN VENTURES ADVISORS FUND II, LLC
(33)	CRP HOLDING LIMITED

ADHERENCE AND AMENDMENT TO THE

SHAREHOLDERS AGREEMENT

Relating to

QIHOO 360 TECHNOLOGY COMPANY LIMITED

CONTENT

1.	DEFINITIONS AND INTEPRETATION	4
2.	ADHERENCE TO THE EXISITNG SHAREHOLDERS AGREEMENT	4
3.	AMENDMENTS TO THE EXISITNG SHAREHOLDERS AGREEMENT	5
4.	EFFECTIVENESS	8
5.	GOVERNING LAW	8
6.	ARBITRATION	8
7.	COUNTERPARTS	10

THIS AGREEMENT is made the 1st day of January, 2011

BETWEEN:

(1)        Qihoo 360 Technology Company Limited (formerly known as “Qihoo Technology Company Limited”), an exempted company organized and existing under the laws of the Cayman Islands (the “Company”);

(2)        Qizhi Software (Beijing) Co., Ltd. (in Chinese: 奇智软件（北京）有限公司), a wholly foreign owned enterprise established under the laws of the PRC(“WFOE” or “Qizhi Beijing”);

(3)        Beijing 3G3W Science & Technology Co., Ltd. (in Chinese: 北京三际无限网络科技有限公司), a limited liability company established under the laws of the People’s Republic of China (“PRC”) (the “Beijing 3G3W”);

(4)        Beijing Qibu Tianxia Technology Co., Ltd. (in Chinese: 北京奇步天下科技有限公司), a limited liability company established under the laws of the PRC (“Qibu Tianxia”);

(5)        Beijing Qihoo Technology Company Limited (in Chinese: 北京奇虎科技有限公司)，a limited liability company established under the laws of the PRC (“Beijing Qihoo”);

(6)        Qihoo 360 Software (Beijing) Company Limited (in Chinese: 奇虎三六零软件（北京）有限公司) , a limited liability company established under the laws of the PRC (“Qihoo 360”);

(7)        Shanghai Qitai Network Technology Co., Ltd. (in Chinese: 上海奇泰网络科技有限公司), a limited liability company established under the laws of the PRC (“Shanghai Qitai”);

(8)        Beijing Star World Technology Company Limited (in Chinese: 北京世界星辉科技有限公司), a limited liability company established under the laws of the PRC (“Star World”, together with Beijing 3G3W, Qibu Tianxia, Beijing Qihoo, Qihoo 360 and Shanghai Qitai, collectively the “Domestic Companies”, and individually each a “Domestic Company”);

(9)        Young Vision Group Limited, an exempted company organized and existing under the laws of the British Virgin Islands (“Young Vision”);

(10)      Shareholder of Young Vision listed on the signature page (the “Shareholder of Young Vision”);

(11)      Global Village Associates Limited, a company organized and existing under the laws of the British Virgin Islands (“Global Village”);

(12)      Shareholder of Global Village Associates Limited listed on the signature page (the “Shareholder of Global Village”);

(13)      The persons named as Special Managers and Special Director on the signature pages hereto;

(14)      Sequoia Capital China I, L.P., a limited partnership registered under the laws of the Cayman Islands (“Sequoia Capital”);

(15)      Sequoia Capital China Partners Fund I, L.P., a limited partnership registered under the laws of the Cayman Islands (“Sequoia Partners”);

(16)      Sequoia Capital China Principals Fund I, L.P., a limited partnership registered under the laws of the Cayman Islands (“Sequoia Principals”, together with Sequoia Capital and Sequoia Partners, “Sequoia”);

(17)      CDH Net Technology Limited, a company incorporated under the laws of the British Virgin Islands (“CDH”);

(18)      GMO Venture Partners Investment Limited Partnership, a limited partnership registered under the laws of Japan (“GMO”);

(19)      IDG Technology Venture Investment III, LP, a limited partnership registered under the laws of the State of Delaware (“IDG III”);

(20)      Joinway Investments Limited, an exempted company organized and existing under the laws of the British Virgin Islands (“Joinway”);

(21)      Matrix Partners VII L.P. , a limited partnership organized and existing under the laws of Delaware (“Matrix”);

(22)      Weston & Co. VII LLC, a limited liability company organized and existing under the laws of Delaware (“Weston”);

(23)      Redpoint Ventures III, L.P. (“Redpoint Ventures”);

(24)      Redpoint Associates III, LLC (“Redpoint Associates,” together with Redpoint Ventures, “RedPoint”);

(25)      Highland Capital Partners VI Limited Partnership, a limited partnership (“Highland VI”);

(26)      Highland Capital Partners VI-B Limited Partnership, a limited partnership (“Highland VI-B”);

(27)      Highland Entrepreneurs’ Fund VI Limited Partnership, a limited partnership (“HEF”, together with Highland VI and Highland VI-B, “Highland”);

(28)      Trustbridge Partners III, L.P. (“TBP”);

(29)      Zero2IPO China Fund II, L.P., a limited partnership registered under the laws of the Cayman Islands (“Zero2IPO”, together with TBP, the “Existing Series C Investors”);

(30)      IDG Technology Venture Investment IV LP, a limited partnership registered under the laws of the State of Delaware (“IDG IV”);

(31)      Ceyuan Ventures II, L.P., an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Ventures”);

(32)      Ceyuan Ventures Advisors Fund II, LLC, an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Advisors”, together with Ceyuan Ventures, “Ceyuan”); and

(33)      CRP Holding Limited (“CRP”).

RECITALS

(A)       WHEREAS, the Company is a company limited by shares incorporated under the laws of the Cayman Islands under the Companies Law.

(B)       WHEREAS, the Company entered into that certain Share Subscription Agreement (the “Series C SSA”) on 22 December 2009 with the Existing Series C Investors and certain other parties described thereto to issue and allot a total of 7,831,467 Series C Preferred Shares in the share capital of the Company to the Existing Series C Investors (“Series C Financing”).

(C)       WHEREAS, pursuant to the Series C SSA, the parties (other than IDG IV, Ceyuan and CRP) entered into a Second Amended and Restated Shareholders Agreement (the “Existing Shareholders Agreement”) on 8 January 2010, pursuant to which the parties thereto have agreed, among other things, certain first offer and tag-along rights, preemptive rights and certain corporate governance rights and obligations pertaining to the Company.

(D)       WHEREAS, the Company omitted to offer to IDG III (in its capacity of a holder of Series A Preferred Shares and Series B Preferred Shares in the share capital of the Company) the opportunity to participate in the Series C Financing, inconsistent with IDG III’s right of first offer and pre-emption provided for in that certain Amended and Restated Shareholders Agreement dated November 7, 2006 and the Second Amended and Restated Memorandum and Articles of Association dated November 7, 2006 relating to the Company (the “Omission”).

(E)        WHEREAS, as an attempt to remedy the Omission, the Company, the Existing Series C Investors and other shareholders of the Company entered into that certain joinder agreement (the “IDG IV Joinder Agreement”) with IDG IV on 26 April 2010, pursuant to which the Company and the Existing Series C Investors and other shareholders of the

Company agreed, among others, that in consideration of IDG III agreeing to waive any rights it may have to participate in the Series C Financing and any claims it may have in respect of the Omission, IDG IV shall, in respect of 156,631 Series A Preferred Shares it acquired from GMO only, be entitled to certain rights, privilege and preference of Series C Shares provided for in the Original Series C Agreements as if IDG IV were an original party to the Original Series C Agreements subscribing for or holding 156,631 Series C Preferred Shares.

(F)        WHEREAS, the Company, the Existing Series C Investors, IDG IV and certain other parties entered into a Supplemental Subscription, Amendment and Adherence Agreement relating to the Company on                       , 2011 (“Supplemental Series C Subscription Agreement) pursuant to which the Company agrees to purchase 156,631 Series A Preferred Shares from. and issue and allot 156,631 Series C Preferred Shares to, IDG IV pursuant to the terms set forth therein.

(G)       WHEREAS, it is a requirement under the Supplemental Series C Subscription Agreement that the Parties enter into this Agreement on or prior to the Completion thereof in order for IDG IV to take the benefit of certain rights and assume certain obligations under, and to amend, the Existing Shareholders Agreement.

NOW IT IS HEREBY AGREED as follows:

1.                DEFINITIONS AND INTEPRETATION

1.1  In this Agreement, words and expressions defined in the Existing Shareholders Agreement shall, unless otherwise provided, bear the same meanings when used herein (including the Recitals), and all provisions of the Existing Shareholders Agreement required to give meaning or effect to the provisions of this Agreement shall (to that extent) be deemed to be incorporated herein.

1.2  Unless the context otherwise requires, references to sections, subsections or schedules refer to sections, subsections or schedules of this Agreement.

2.                ADHERENCE TO THE EXISITNG SHAREHOLDERS AGREEMENT

Subject as provided in Section 3, and with effect from Completion (as defined below):

(a)            IDG IV agrees (with effect from Completion) to adhere to and be bound by all provisions of the Existing Shareholders Agreement in so far as they impose obligations on all parties thereto or on all Shareholders, the Investors, holders of Series C Preferred Shares, the Holders, the Rightholders, the Tag-along Rightholders or the Preemptive Rightholders thereunder.

(b)           The parties (other than IDG IV) hereto agree that IDG IV shall be entitled to the benefit of all rights given in the Existing Shareholders Agreement to all parties thereto, or on all Shareholders, the Investors, the Preferred Shareholders, the Holders, the Rightholders, the Tag-along Rightholders,  the Preemptive Rightholders or holders of Series C Preferred Shares thereunder.

(c)           With effect from Completion, IDG IV shall be and become a party in the Existing Shareholders Agreement in accordance with the foregoing provisions of this Section 2.

3.                AMENDMENTS TO THE EXISITNG SHAREHOLDERS AGREEMENT

The Parties agree that the Existing Shareholders Agreement shall be amended with effect from Completion as follows:

3.1  By adding the following to the parties at the end of “(30) Zero2IPO China Fund II, L.P. (“Zero2IPO”), a limited partnership registered under the laws of the Cayman Islands.” in the preamble thereto:

“(31)       IDG Technology Venture Investment, a limited partnership registered under the laws of the State of Delaware (“IDG IV”);

(32)         Ceyuan Ventures II, L.P., an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Ventures”);

(33)         Ceyuan Ventures Advisors Fund II, LLC, an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Advisors”, together with Ceyuan Ventures, “Ceyuan”); and

(34)         CRP Holding Limited (“CRP”).”

3.2  by the deletion of the paragraph read as “Each of Sequoia, CDH, GMO, IDG, Joinway, Matrix, Weston, Highland, Redpoint, TBP and Zero2IPO shall be referred to as an “Investor” and collectively as the “Investors.” in the preamble thereto and its replacement with the following:

“Each of Sequoia, CDH, GMO, IDG, Joinway, Matrix, Weston, Highland, Redpoint, TBP, Zero2IPO, IDG IV and Ceyuan shall be referred to as an “Investor” and collectively as the “Investors.”

3.3  by the insertion of the following definition in section 1:

“Ceyuan” has the meaning given to that term in the preamble hereto;

“Ceyuan Advisors” has the meaning given to that term in the preamble hereto;

“Ceyuan Ventures” has the meaning given to that term in the preamble hereto;

“CPR” means CRP Holding Limited;

“IDG IV” has the meaning given to that term in the preamble hereto;

“Supplemental Series C Subscription Agreement” means the Supplemental Subscription, Amendment and Adherence Agreement relating to the Company entered into among the Company, TBP, Zero2IPO, IDG IV and certain other parties described therein on                       , 2011.”

3.4  by the deletion of Clause 4.1(a) of the Existing Shareholders Agreement in its entirety and its replacement with the following

“(a) Issuance of 156,631 Series C Preferred Shares pursuant to the Supplemental Series C Subscription Agreement; ”

3.5  by the deletion of Clause 4.1(b) of the Existing Shareholders Agreement in its entirety and its replacement with the following

“(b) the grant of options to purchase up to 16,652,751 Ordinary Shares (including options already granted) to employees, officers or consultants of any Group Companies pursuant to a share option plan approved by the Compensation Committee and the issuance of the corresponding ordinary shares upon exercise thereof ;”

3.6  by the deletion of Clause 6.4(f) of the Existing Shareholders Agreement in its entirety and its replacement with the following:

“(f) A compensation committee (“Compensation Committee”) shall be established under the Board of Directors as soon as practicable, consisting of three Founder Directors, two Series A Directors and the Series B Director.  The Board of Directors shall delegate to the Compensation Committee the power to approve (i) the Company’s compensation guidelines; (ii) employment of the Company’s Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Technology Officer of the Company, and their respective remuneration or compensation, all based on recommendation from the Special Director; and (iii) an employee share option plan under which up to 16,652,751 Ordinary Shares shall be reserved for issuance (as adjusted for any share dividend, share split or combination) subject to a four-year granting schedule.”

3.7  by the deletion of Clause 6.6(a)(x) of the Existing Shareholders Agreement in its entirety and its replacement with the following:

“(x) acquire any business in a series of transactions relating to the same subject matter for a price in excess of US$1,000,000; ”

3.8  by the deletion of Clause 6.6(a)(xii) of the Existing Shareholders Agreement in its entirety and its replacement with the following:

“(xii) acquire any assets in a series of transactions relating to the same subject matter with a value in excess of US$1,000,000; ”

3.9  by the deletion of Clause 6.6(b)(x) of the Existing Shareholders Agreement in its entirety and its replacement with the following:

“(x) acquire any business in a series of transactions relating to the same subject matter for a price in excess of US$1,000,000; ”

3.10  by the deletion of Clause 6.6(b)(xii) of the Existing Shareholders Agreement in its entirety and its replacement with the following:

“(xii) acquire any assets in a series of transactions relating to the same subject matter with a value in excess of US$1,000,000; ”

3.11  by the insertion of the following paragraphs at the end of Section 8.1(e) thereof:

“IDG Technology Venture Investment IV, L.P.

c/o IDG Capital Management (HK) Ltd.

Unit 1509,15/F The Centre

99, Queen’s Road

Central, Hong Kong

Attention: Mr. Simon Ho

Fax: (852) 25291619

Ceyuan Ventures II, L.P. or Ceyuan Ventures Advisors Fund II, LLC

M&C Corporate Services Limited

P.O. Box 309GT, Ugland House

Grand Cayman, Cayman Islands

With a copy to:

No. 35 Qin Lao Hutong, Dongcheng District

Beijing, 100009  P.R.C.

Tel: 86 10 84028800

Fax: 86 10 84020999

Attention: Mr. Yuan Ye

CRP Holding Limited

Address: 21st Floor, Tower C Central International Trade Center, 6 Jianguomenwai Avenue, Beijing 100022

Fax: +86 10 85679989

Attention: Wang Xinwei”

For the purposes of this Agreement, the term “Completion” shall have the meaning ascribed to such term under the Supplemental Series C Subscription Agreement

4.                EFFECTIVENESS

This Agreement shall be supplemental to the Existing Shareholders Agreement, and the Existing Shareholders Agreement, as amended hereby, shall remain in full force and effect.

5.                TERMINATION OF JOINDER AGREEMENT

In consideration of the mutual covenants and promises contained herein, each of the parties to the IDG IV Joinder Agreement hereby confirms and covenants with each of the other parties thereto that, with effect immediately upon Completion: (a) the IDG IV Joinder Agreement shall be absolutely terminated; and (b) none of the parties to the Joinder Agreement have or shall have any further rights, claims or interests whatsoever against any of the other parties to the IDG IV Joinder Agreement under or in respect of the Joinder Agreement.

6.                GOVERNING LAW

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

7.                ARBITRATION

Except as otherwise provided in this agreement, any dispute or claim arising out of or in connection with or relating to this agreement, or the breach, termination or invalidity hereof, shall be finally settled by arbitration at the Hong Kong International Arbitration Centre (the “HKIAC”) under the rules of the HKIAC (the “Rules”) as are in force at the date of the notice of arbitration commencing any such arbitration, but subject to the amendments made to the Rules by the rest of this Section 7.  For the purpose of such arbitration, there shall be a board of arbitration (the “Board of Arbitration”) consisting of three arbitrators: the Investors as one side shall select one (1) arbitrator, all other parties as the other side shall select one (1) arbitrator, and the third arbitrator shall be selected by mutual agreement of the first two arbitrators, or if these two arbitrators fail to reach agreement on a third arbitrator within twenty (20) days after their selection, such third arbitrator shall thereafter be selected by the HKIAC upon application made to it by either side of the arbitration for such purpose.  The place of arbitration shall be in Hong Kong.  All arbitration proceedings shall be conducted in the English language.  The arbitrators shall decide any such dispute or claim strictly in accordance with the governing law specified in Section 6.  Judgment upon any arbitral award rendered hereunder may be entered in any court, and/or application may be made to any such court for a judicial acceptance of the award and/or an order of enforcement, as the case may be. In the event that arbitrators cannot be selected in accordance with the forgoing of this subsection, parties agree to give the right to select all three arbitrators to HKIAC based on the principles of equitability and fairness.

(a)           Each party shall cooperate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this agreement.

(b)           Unless the Board of Arbitration shall determine or rule otherwise, the costs and expenses of the arbitration, including the fees of the arbitration, including the fees of the Board of Arbitration, shall be borne (i) by the losing side in the event an award is made in favor of the other side to the arbitration or (ii)  equally by each side to the dispute or claim in the event no award is made in favor of any side to the arbitration. Each party shall pay its own fees, disbursements and other charges of its counsel.

(c)           Any award made by the Board of Arbitration shall be final and binding on each side to the dispute.  If arbitral award is rendered in favor of the Investors, the arbitral award shall be final and binding on all other parties to this Agreement (as applicable), and vice versa.  The parties expressly agree to waive the applicability of any laws and regulations that would otherwise give the right to appeal the decisions of the Board of Arbitration so that there shall be no appeal to any court of law from the award of the Board of Arbitration, and a party shall not challenge or resist the enforcement action taken by any other party in whose favor an award of the Board of Arbitration was given.

(d)           This Agreement and the rights and obligations of the parties shall remain in full force and effect pending the award in any arbitration proceeding hereunder.

8.                COUNTERPARTS

This Agreement may be executed in any number of documents or counterparts each in the like form, all of which taken together shall constitute one and the same document and any party may execute this Agreement by signing any one or more of such documents or counterparts.

EXECUTION PAGE

IN WITNESS WHEREOF this Agreement has been executed by the parties or their duly authorised representatives on the day and year first above written.

QIHOO 360 TECHNOLOGY COMPANY LIMITED

By:	/s/ Xiangdong Qi
Name: Xiangdong QI
Title:

QIZHI SOFTWARE (BEIJING) CO., LTD.

By:	/s/ [Company Stamp of Qizhi Software (Beijing) Co., Ltd.]
Name:
Title:

BEIJING 3G3W SCIENCE & TECHNOLOGY

CO., LTD.

By:	/s/ [Company Stamp of Beijing 3G3W Science & Technology Co., Ltd.]

Name:
Title:

BEIJING QIBU TIANXIA TECHNOLOGY CO., LTD.

By:	/s/ [Company Stamp of Beijing Qibu Tianxia Technology Co., Ltd.

Name:
Title:

BEIJING QIHU TECHNOLOGY COMPANY LIMITED

By:	/s/ [Company Stamp of Beijing Qihu Technology Company Limited]

Name:
Title:

QIHOO 360 SOFTWARE (BEIJING) COMPANY LIMITED

By:	/s/ [Company Stamp of Qihoo 360 Software (Beijing) Company Limited]
Name:
Title:

SHANGHAI QITAI NETWORK TECHNOLOGY CO., LTD.

By:	/s/ [Company Stamp of Shanghai Qitai Network Technology Co., Ltd.]
Name:
Title:

BEIJING STAR WORLD TECHNOLOGY COMPANY LIMITED

By:	/s/ [Company Stamp of Beijing Star World Technology Company Limited]
Name:
Title:

YOUNG VISION GROUP LIMITED

By:	/s/ Xiangdong Qi

Name:
Title:

SHAREHOLDER OF YOUNG VISION GROUP LIMITED

By:	/s/ Xiangdong Qi

Name:

GLOBAL VILLAGE ASSOCIATES LIMITED

By:	/s/ Hongyi Zhou

Name:
Title:

SHAREHOLDER OF GLOBAL VILLAGE ASSOCIATES LIMITED

By:	/s/ Hongyi Zhou

Name:

INVESTORS

SEQUOIA CAPITAL CHINA I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Neil Shen

Name: Neil Shen
Title: Director

SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Neil Shen

Name: Neil Shen
Title: Director

SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Neil Shen

Name: Neil Shen
Title: Director

CDH NET TECHNOLOGY LIMITED

By:	/s/ Gongquan Wang

Name: Gongquan Wang
Title: Director

GMO VENTUREPARTNERS INVESTMENT LIMITED PARTNERSHIP

By:	/s/ Ryu Muramutsu

Name: Ryu Muramatsu

Title: General Partner

IDG TECHNOLOGY VENTURE INVESTMENT III, L.P.

By:	IDG Technology Venture Investment III, LLC, its General Partner

By:	/s/ Simon Ho

Name:
Title:

IDG TECHNOLOGY VENTURE INVESTMENT IV, L.P.

By:	IDG Technology Venture Investment IV, LLC, its General Partner

By:	/s/ Simon Ho

Name:
Title:

MATRIX PARTNERS VII, L.P.

By: Matrix VII Management Co. L.L.C.

By:	/s/ Tim Barrows

Name:
Title:

WESTON & CO. VII LLC

By:	Matrix Partners Management Services, L.P., Sole Manager

By:	Matrix Partners Management Services GP, LLC, its General Partner

By:	/s/ Tim Barrows

Name:
Title:

HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By:	Highland Management Partners VI Limited Partnership, its General Partner

By:	Highland Management Partner VI, Inc., its General Partner

By:	/s/ Kathleen Barry

Name:
Title: Authorized Officer

HIGHLAND CAPITAL PARTNERS VI-B LIMITED PARTNERSHIP

By:	Highland Management Partners VI Limited Partnership, its General Partner

By:	Highland Managements Partner VI, Inc., its General Partner

By:	/s/ Kathleen Barry

Name:
Title: Authorized Officer

HIGHLAND ENTREPRENEURS’ FUND VI LIMITED PARTNERSHIP

By:	HEF VI Limited Partnership, its General Partner

By:	Highland Management Partner VI, Inc., its General Partner

By:	/s/ Kathleen Barry

Name:
Title: Authorized Officer

JOINWAY INVESTMENTS LIMITED

By:	/s/ Hu Huan

Name:
Title:

REDPOINT VENTURES III, L.P.

By: Redpoint Ventures III, LLC, its General Partner

By:	/s/ John Walecka

Name: John Walecka
Title: Managing Director

REDPOINT ASSOCIATES III, LLC, as nominee:

By:	/s/ John Walecka

Name: John Walecka
Title: Managing Director

TRUSTBRIDGE PARTNERS III, L.P.

By:	TB PARTNERS GP3, L.P.,its general partner

By:	TB PARTNERS GP LIMITED, its general partner

By:	/s/ Shujun Li .

Name: Shujun Li

Title: Director

ZERO2IPO CHINA FUND II, L.P.

By:

By:	/s/ Danny Chung

Name: Mr. Danny Chung
Title: Managing Director

CEYUAN VENTURES II, L.P.

By: Ceyuan Ventures Management II, LLC

Its: General Partner

By:	/s/ Yuan Ye

Executive Managing Director

CEYUAN VENTURES ADVISORS FUND II, LLC

By:	/s/ Yuan Ye

Name:

Title:

SPECIAL MANAGERS

By:	/s/ Hongyi Zhou

HONGYI ZHOU

By:	/s/ Xiangdong Qi

XIANGDONG QI

By:	/s/ Xiaohong Shi

XIAOHONG SHI

By:	/s/ Shu Cao

SHU CAO

SPECIAL DIRECTOR

By:	/s/ Hongyi Zhou

HONGYI ZHOU

CRP HOLDING LIMITED

By:	/s/ Fan Bao

Name: Fan Bao

Title: CEO